Income taxes	6 Months Ended
Apr. 30, 2024
Text Block [Abstract]
Income taxes

Note 10 Income taxes
Tax examinations and assessments
During the second quarter of 2024, we received proposal letters (the Proposals) from the Canada Revenue Agency (CRA) in respect of the 2019 taxation year, which suggested that Royal Bank of Canada owes additional taxes of approximately $277 million as the CRA denied the deductibility of certain dividends. This amount represents the maximum additional taxes owing for that year. The Proposals are consistent with the previously received reassessments as described in Note 22 of our 2023 Annual Consolidated Financial Statements. It is possible that the CRA will reassess us for significant additional income taxes for subsequent years on the same basis. In all cases, we are confident that our tax filing position was appropriate and intend to defend ourselves vigorously.
Pillar Two model rules
The 2023 and 2024 Canadian Federal budgets reinforced the Government of Canada’s commitment to the Organisation for Economic
Co-operation
and Development’s
two-pillar
plan for international tax reform, including a global

15
%
minimum tax on multinational enterprises (under the Pillar Two model rules), and the associated draft legislation for a Global Minimum Tax Act was first released by the Government on August 4, 2023. The timing of the enactment of these proposed rules in Canada remains uncertain, and the legislation remains subject to amendment prior to enactment. While the Pillar Two model rules are not yet substantively enacted in Canada, certain non-Canadian
jurisdictions where we have operations have enacted or substantively enacted legislation implementing these rules. The impact on RBC continues to be assessed and will depend on numerous variables including, among others, the final legislation enacted across the various jurisdictions in which we operate. We continue to actively monitor developments.